Exhibit 10.15

CANADA – AB, BC, ONT

SUBSCRIPTION FOR UNITS

TO:	Bakbone Software Incorporated (the “Corporation”)
AND TO:	Burnet, Duckworth & Palmer LLP

The undersigned (hereinafter referred to as the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase that number of units (“Units”) of the Corporation set forth below, for the aggregate subscription price set forth below, representing a subscription price of $0.88 (Canadian) per Unit (the “Subscription Price”), each Unit comprised of one (1) Common Share and one-half of one warrant (“Warrant”), each whole Warrant entitling the holder thereof to acquire one (1) Common Share at a price of $1.00 per share for a period of one year from the date of issuance, upon and subject to the terms and conditions set forth in “Terms and Conditions of Subscription for Units of Bakbone Software Incorporated”, attached hereto (the “Subscription Agreement”).

Name of Subscriber (please print)

By:
Authorized Signature

Official Capacity or Title (please print)

(Please print name of individual whose signature appears above if different than the name of the subscriber printed above.)

Subscriber’s Address, including postal code

Telephone Number

Register the Units as set forth below:

Name

Account reference, if applicable

Address, including postal code

Number of Units of the Corporation currently held by the Subscriber:

Number of Units:

Aggregate Subscription Price: $

If the Subscriber is signing as agent for a
principal and is not a trust company or a portfolio
manager, in either case, purchasing as trustee or
agent for accounts fully managed by it, complete
the following:

Name of Principal

Principal’s Address

Deliver the Units as set forth below:

Name

Account reference, if applicable

Contact Name

Address, including postal code

Telephone Number

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

Subscription No.
Bakbone Software Incorporated

Per:	, 200

This is the first page of an agreement comprised of 7 pages, not including the Exhibits hereto.

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TERMS AND CONDITIONS OF SUBSCRIPTION FOR

UNITS OF BAKBONE SOFTWARE INCORPORATED

Representations and Warranties by Corporation

1.	The Corporation hereby represents and warrants to the Subscriber (and acknowledges that the Subscriber is relying thereon) that:

(a)	the Corporation has the full corporate right, power and authority to execute and deliver this Subscription Agreement and to issue the Units to the Subscriber;

(b)	this Subscription Agreement constitutes a binding obligation of the Corporation enforceable in accordance with its terms; and

2.	the execution and delivery of, and the performance of the terms of this Subscription Agreement by the Corporation, including the issue of the Units, does not and will not constitute a breach of or default under the constating documents of the Corporation or any law, regulation, order or ruling applicable to the Corporation or any agreement, contract or indenture to which the Corporation is a party or by which it is bound.

Representations, Warranties and Covenants by Subscriber

3.	The Subscriber acknowledges that this subscription is subject to rejection or allotment by the Corporation.

4.	The Subscriber acknowledges that the Units subscribed for by it hereunder form part of a larger issuance and sale by the Corporation of up to 2,500,000 Units (the “Offering”).

5.	By executing this subscription, the Subscriber (and, if applicable, the others for whom it is contracting hereunder) represents, warrants and covenants to the Corporation (and acknowledges that the Corporation and its counsel are relying thereon) that:

(a)	it has been independently advised as to restrictions with respect to trading in the Common Shares and Warrants comprising the Units, and the Common Shares issuable upon exercise of the Warrants (collectively, the “Securities”) imposed by applicable securities legislation in the jurisdiction in which it resides, confirms that no representation has been made to it by or on behalf of the Corporation with respect thereto, acknowledges that it is aware of the characteristics of the Securities, the risks relating to an investment therein and of the fact that it may not be able to resell the Securities except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable resale restriction and in compliance with other requirements of applicable law; and it agrees that any certificates representing the Securities may bear a legend indicating that the resale of the Securities is restricted. The Subscriber further acknowledges that it should consult its own legal counsel in its jurisdiction for full particulars of applicable resale restrictions; and

(b)	it has not received, nor has it requested, nor does it have any need to receive, any prospectus, sales or advertising literature, offering memorandum or any other document (other than financial statements, interim financial statements or any other document, other than an offering memorandum, the content of which is prescribed by statute or regulation) describing the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Securities, and it has not become aware of any advertisement in printed public media, radio, television or telecommunications, including electronic display such as the Internet with respect to the distribution of the Securities; and

(c)	except as expressly set forth herein, it has relied solely upon publicly available information relating to the Corporation and not relied upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or any employee, agent or affiliate thereof or any other person associated therewith; and

(d)	it is resident in the province or jurisdiction set forth as the “Subscriber’s Address” below its signature on the face page of this Subscription Agreement, and if the Subscriber is acting as agent for a disclosed principal/beneficial purchaser, such disclosed principal/beneficial purchaser is resident in the jurisdiction set forth in the Subscription Agreement as the “Principal’s Address” of the beneficial purchaser; and

(e)	if it is purchasing the Securities as principal, or if it is an insurer, trust company or portfolio manager purchasing the Securities as an agent or trustee for accounts that are fully managed by it and is specifically deemed to be acting as principal

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under the securities legislation of the Provinces of Alberta, British Columbia or Ontario, as the case may be, in which it is resident, and:

(i)	if it is resident in or otherwise subject to the laws of the Province of Alberta:

(A)	the aggregate acquisition cost of the Securities purchased by it is not less than $97,000 and:

(I)	if the Subscriber is not an individual but is a corporation, syndicate, partnership or other form of unincorporated organization, it pre-existed the offering of the Securities and has a bona fide purpose other than investment in the Securities; or

(II)	if the Subscriber was created to permit such investment, the individual share of the aggregate acquisition cost of the Securities for each participant is not less than $97,000; or

(B)	it is an “accredited investor”, as such term is defined in Multilateral Instrument 45-103 (“MI 45-103”) and has concurrently executed and delivered a Representation Letter in the form attached as Exhibit “1” to this Subscription Agreement; or

(C)	it is:

(I)	a director, senior officer or control person of the Corporation or of an affiliate of the Corporation; or

(II)	a spouse, parent, grandparent, brother, sister or child of any person referred to in subclause (I) above; or

(III)	a close personal friend of any person referred to in subclause (I) above and has known such person for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of such person; or

(IV)	a close business associate of any person referred to in subclause (I) above and has had sufficient prior business dealings with such person to be in a position to assess the capabilities and trustworthiness of such person; or

(V)	a person or company that is wholly-owned by any combination of persons or companies referred to in subclauses (I), (II), (III) or (IV) above; or

(D)	it is an employee of the Corporation or of an affiliate of the Corporation and is not, directly or indirectly, required by the Corporation to purchase the Securities; and

(ii)	if it is resident in or otherwise subject to the laws of the Province of British Columbia it is an “accredited investor”, as such term is defined in MI 45-103 and has concurrently executed and delivered a Representation Letter in the form attached as Exhibit “1” to this Subscription Agreement; or

(iii)	if it is resident in or otherwise subject to the laws of the Province of Ontario it is an “accredited investor” as defined in Ontario Securities Commission Rule 45-501 entitled “Exempt Distributions” promulgated under the Securities Act (Ontario) and has concurrently executed and delivered a Representation Letter in the form attached as Exhibit “2” to this Subscription Agreement; and

(f)	if it is acting as agent for one or more disclosed principals, it is duly authorized to enter into this Subscription Agreement and to execute and deliver all documentation in connection with the purchase on behalf of each of such principals, it acknowledges that the Corporation is required by law to disclose to certain regulatory authorities the identity of each of such disclosed principals for whom it may be acting, each of such principals is purchasing as a principal for its own account for investment purposes and not with an intention for resale or distribution of the Securities and not for the benefit of any other person, each of such principals complies with such of subparagraphs (i), (ii) and (iii) of paragraph 6(e) as are applicable to it by virtue of its place of residence, and the Subscriber has concurrently executed and delivered, as agent for such principals, the applicable Representation Letter, if any, required by such subparagraphs; and

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(g)	if it is a resident of any jurisdiction referred to in the preceding paragraphs but not purchasing thereunder, it is purchasing pursuant to an exemption from prospectus and registration requirements (particulars of which are enclosed herewith) available to it under applicable securities legislation and shall deliver to the Corporation such further particulars of the exemption(s) and the Subscriber’s qualifications thereunder as the Corporation may request; and

(h)	if it is a resident of any jurisdiction not referred to in the preceding paragraphs, it complies with the provisions above as if it were a resident of Alberta and the requirements of all applicable securities legislation in the jurisdiction of its residence and will provide such evidence of compliance with all such matters as the Corporation may request; and

(i)	it is aware that the Securities have not been and will not be registered under the United States Securities Act of 1933 (the “U.S. Securities Act”) and that these securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration; and

(j)	it is not a “U.S. Person” (as that term is defined by Regulation S under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States) and is not acquiring the Securities or the account or benefit of a U.S. Person or a person in the United States; and

(k)	the Securities have not been offered to the Subscriber in the United States, and the individuals making the order to purchase the Securities and executing and delivering this Subscription Agreement on behalf of the Subscriber were not in the United States when the order was placed and this Subscription Agreement was executed and delivered; and

(l)	it undertakes and agrees that it will not offer or sell the Securities in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the Securities, except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules; and

(m)	if an individual, it is of the full age of majority and is legally competent to execute this Subscription Agreement and take all action pursuant hereto; and

(n)	this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber; and

(o)	if a corporation, partnership, unincorporated association or other entity, it has the legal capacity and competence to enter into and be bound by this Subscription Agreement and further certifies that all necessary approvals of directors, shareholders or otherwise have been given and obtained; and

(p)	the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in a violation of any of the terms and provisions of any law applicable to it, or any of its constating documents, or of any agreement to which the Subscriber is a party or by which it is bound; and

(q)	in the case of a subscription by it for Securities acting as agent for a disclosed principal, it is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such Subscription Agreement on behalf of such principal and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes the legal, valid and binding agreement of, such principal; and

(r)	it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it, or, where it is not purchasing as principal, each beneficial purchaser, is able to bear the economic risk of loss of its investment; and

(s)	it is aware that no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities; that there is no government or other insurance covering the Securities, that there are risks associated with the purchase of the Securities; that there are restrictions on the Subscriber’s ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities; that the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements as to the filing of a prospectus, to provide the Subscriber with a prospectus as well as to sell securities through a person or company registered to sell securities under applicable securities legislation in the jurisdictions in Canada in which the

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Securities are being sold and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by applicable securities legislation, including statutory rights of rescission or damages, will not be available to the Subscriber, that it may not receive information that might otherwise be required to be provided to the Subscriber under applicable securities laws if the exemption were not being used; and that the Corporation is relieved from certain obligations that would otherwise apply under the applicable securities laws if the exemption were not being used; and

(t)	if required by applicable securities legislation, regulations, rules, instruments, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Securities, as may be required; and

(u)	neither the Subscriber nor any party on whose behalf it is acting is an investment club; and

(v)	it does not act jointly or in concert with any other Subscriber for Securities for the purposes of the acquisition of the Securities; and

(w)	the Subscriber is capable of assessing the proposed investment as a result of the Subscriber’s financial experience or as a result of advice received from a registered person other than the Corporation or any affiliates thereof; and

(x)	it will not resell the Securities, except in accordance with the provisions of applicable securities legislation and stock exchange rules and, if the Subscriber is resident in or otherwise subject to the securities laws of Ontario, in addition to compliance with such restrictions on resale applicable under applicable securities legislation to which the Securities may be subject, the Subscriber may be required to file a report or pay a fee with and to the Ontario Securities Commission within the prescribed time of a trade in any of the Securities in accordance with the securities laws of Ontario, including Part 7 of Ontario Securities Commission Rule 45-501; and

(y)	the delivery of this subscription, the acceptance hereof by the Corporation and the issuance of the Securities to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence and domicile and (i) will not cause the Corporation or any of its officers or directors to become subject to or require any disclosure, prospectus or other reporting requirement and (ii) any registration or other obligation on the part of the Corporation; and

(z)	none of the funds the Subscriber is using to purchase the Securities are, to the knowledge of the Subscriber, proceeds obtained or derived, directly or indirectly, as a result of illegal activities;

(aa)	the Subscriber acknowledges that no person has made any written or oral representation: (i) that any person will resell or repurchase the Securities; (ii) that any person will return the purchase price of the Securities; or (iii) as to the future price or value of the Securities; and

(bb)	it acknowledges that the certificates representing the Securities will bear a restrictive legend in accordance with applicable securities legislation.

The Subscriber agrees that the above representations, warranties and covenants will be true and correct both as of the execution of this subscription and as of the Closing Time (as defined herein) and will survive the completion of the issuance of the Securities. The Subscriber hereby agrees to notify, in writing, the Corporation immediately of any change or any representation, warranty, account, or other information relating to the Subscriber that may occur prior to Closing. The Subscriber agrees to indemnify and hold harmless the Corporation and its directors, officers, employees, counsel, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Corporation or its counsel in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Corporation or its counsel in connection herewith.

In making an investment decision, investors must rely on their own examination of the Corporation and the terms of the Offering, including the merits and risks involved. These securities have not been recommended or approved or disapproved by any securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is an offence.

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Closing

6.	The Subscriber agrees to deliver to the Corporation, c/o of its counsel, Burnet, Duckworth & Palmer LLP at 1400, 350 – 7th Avenue S.W., Calgary, Alberta T2P 3N9, Attn: Michael D. Sandrelli, as soon as possible and, in any event, not later than 2:00 p.m. (Calgary time) on December 26, 2002 (or two business days before the Closing Date of which the Subscriber receives notice): (a) this duly completed and executed Subscription Agreement; (b) if the Subscriber is a resident of Alberta or British Columbia and is purchasing as an “accredited investor”, a duly executed Representation Letter, attached hereto as Exhibit “1”; (c) if the Subscriber is a resident of Ontario, a duly executed Representation Letter, attached hereto as Exhibit “2”; (d) a duly completed Toronto Stock Exchange private placement questionnaire and undertaking, attached hereto as Exhibit “3”; (e) such other documents as may be requested as contemplated by subsection 5(t) hereof; and (f) a certified cheque or bank draft payable to “Bakbone Software Incorporated” for the aggregate Subscription Price or payment of the aggregate Subscription Price in such other manner as is acceptable to the Corporation.

7.	The sale of the Common Shares will be completed at the offices of counsel to the Corporation, Burnet, Duckworth & Palmer LLP in Calgary, Alberta at 9:00 a.m. (Calgary time), or such other time as the Corporation may determine (the “Closing Time”) on December 30, 2002 or such date as the Corporation may elect (the “Closing Date”).

8.	The Subscriber hereby irrevocably authorizes the Corporation: (a) to act as its representative at the closing and to execute in its name and on its behalf all closing receipts and documents required; (b) to complete or correct any errors or omissions in any form or document provided by the Subscriber; (c) to receive on its behalf certificates representing the Common Shares purchased under this subscription; and (d) to approve any opinions, certificates or other documents addressed to the Subscriber.

9.	The Corporation and its counsel shall be entitled to rely on delivery of a facsimile copy of executed Subscription Agreements, and acceptance by the Corporation of such agreements shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. Notwithstanding the foregoing, the Subscriber shall deliver originally executed copies of the documents listed in Section 6 hereof to the Corporation within two business days of the Closing Date. In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

10.	The Subscriber expressly waives and releases the Corporation from, to the fullest extent permitted by law, all rights of withdrawal to which it might otherwise be entitled pursuant to the provisions of securities laws of the jurisdiction in which the Subscriber is resident.

General

11.	The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon in determining the suitability of a purchaser of Securities and will be true and correct at the Closing Time on the Closing Date and the Subscriber agrees to indemnify the Corporation and its directors and officers against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur caused or arising from reliance thereon. The Subscriber undertakes to immediately notify the Corporation at Bakbone Software Incorporated, 10145 Pacific Heights Boulevard, Suite 900, San Diego, CA 92121, Attention: John Fitzgerald, Chief Financial Officer, of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time on the Closing Date.

12.	The contract arising out of this Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein and the Subscriber and the Corporation each irrevocably attorn to the jurisdiction of the courts of the Province of Alberta.

13.	Time shall be of the essence hereof.

14.	This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

15.	The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Securities to the Subscriber shall be borne by the Subscriber.

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16.	The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Subscription Agreement shall not be assignable by any party without prior written consent of the other parties.

17.	The Corporation will have the right to accept or reject the Subscriber’s offer to purchase at any time at or prior to the Closing Time. Notwithstanding the foregoing, the Subscriber acknowledges and agrees that the acceptance of the subscription agreement will be conditional among other things upon the sale of the Securities to the Subscriber being exempt from any prospectus and offering memorandum requirements of all applicable securities laws. The Corporation will be deemed to have accepted this subscription agreement upon the delivery at closing of the certificates representing the Securities to or upon the direction of the Subscriber in accordance with the provisions hereof.

18.	The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder.

19.	Neither this subscription agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

20.	The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

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ALBERTA AND BRITISH COLUMBIA RESIDENTS PURCHASING AS ACCREDITED INVESTORS

EXHIBIT “1”

REPRESENTATION LETTER

TO:	Bakbone Software Incorporated (the “Corporation”)

In connection with the purchase by the undersigned purchaser (the “Purchaser”) of that number of units (“Units”) in the capital of the Corporation as set out in the attached Subscription Agreement, the Purchaser hereby represents, warrants, covenants and certifies to the Corporation that:

1.	The Purchaser is resident in Alberta or British Columbia or is subject to the laws of the Province of Alberta or British Columbia;

2.	The Purchaser is purchasing the Units as principal;

3.	The Purchaser is an “accredited investor” within the meaning of Multilateral Instrument 45-103 entitled “Capital Raising Exemptions” by virtue of satisfying the indicated criterion as set out in Appendix “A” to this Representation Letter;

4.	The above representations, warranties and covenants will be true and correct both as of the execution of this agreement and as of the Closing Time and will survive the completion of the issuance of Units; and

5.	The foregoing representations, warranties and covenants are made by the undersigned with the intent that they be relied upon in determining its suitability as a purchaser of Units and the undersigned agrees to indemnify the Corporation and its directors and officers against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur caused or arising from reliance thereon. The undersigned undertakes to immediately notify the Corporation at Bakbone Software Incorporated, 10145 Pacific Heights Boulevard, Suite 900, San Diego, CA 92121, Attention: John Fitzgerald, Chief Financial Officer, of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.

Dated: , 200
Print name of Purchaser
By:
Signature

Title

IMPORTANT: PLEASE INITIAL APPENDIX “A” ON THE NEXT PAGE.

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APPENDIX “A”

Accredited Investor - (defined in Multilateral Instrument 45-103) means:

___	(a)	a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),

___	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

___	(c)	an association under the Cooperative Credit Associations Act (Canada) located in Canada,

___	(d)	a subsidiary of any person or company referred to in paragraphs (a) to (c), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

___	(e)	a person or company registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario),

___	(f)	an individual registered or formerly registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as a representative of a person or company referred to in paragraph (e),

___	(g)	the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province,

___	(h)	a municipality, public board or commission in Canada,

___	(i)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

___	(j)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority,

___	(k)	a registered charity under the Income Tax Act (Canada),

___	(l)	an individual who, either alone or jointly with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

___	(m)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year,

___	(n)	a corporation, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

___	(o)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors,

___	(p)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities under a prospectus for which the regulator has issued a receipt,

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___	(q)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function, or

___	(r)	a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors;

NOTE: The investor should initial beside the portion of the above definition applicable to it.

For the purposes hereof:

(a)	“financial assets” means cash and securities; and

(b)	“related liabilities” means:

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(ii)	liabilities that are secured by financial assets.

All monetary references are in Canadian Dollars.

2

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ONTARIO RESIDENTS PURCHASING AS ACCREDITED INVESTORS

EXHIBIT “2”

REPRESENTATION LETTER

TO:	Bakbone Software Incorporated (the “Corporation”)

In connection with the purchase by the undersigned purchaser (the “Subscriber”) of that number of units (“Units”) in the capital of the Corporation as set out in the attached Subscription Agreement, the Subscriber hereby represents, warrants, covenants and certifies to the Corporation that:

1.	The Subscriber is resident in Ontario or is subject to the laws of the Province of Ontario;

2.	The Subscriber is purchasing the Units as principal for its own account;

3.	The Subscriber is an “accredited investor” within the meaning of Ontario Securities Commission Rule 45-501 promulgated under the Securities Act (Ontario) by virtue of satisfying the indicated criterion as set out in Appendix “A” to this Representation Letter;

4.	The above representations, warranties and covenants will be true and correct both as of the execution of this agreement and as of the Closing Time and will survive the completion of the issuance of Units; and

5.	The foregoing representations, warranties and covenants are made by the undersigned with the intent that they be relied upon in determining its suitability as a purchaser of Units and the undersigned agrees to indemnify the Corporation and its directors, officers and counsel against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur caused or arising from reliance thereon. The undersigned undertakes to immediately notify the Corporation at Bakbone Software Incorporated, 10145 Pacific Heights Boulevard, Suite 900, San Diego, CA 92121, Attention: John Fitzgerald, Chief Financial Officer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.

Dated: , 200
Print name of Subscriber
By:
Signature

Title

IMPORTANT: PLEASE INITIAL APPENDIX “A” ON THE NEXT PAGE.

United States Accredited Investor

EXHIBIT “2”

APPENDIX “A”

Accredited Investor - (defined in Ontario Securities Commission Rule 45-501) means:

___	(a)	a bank listed in Schedule I or II of the Bank Act (Canada), or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

___	(b)	the Business Development Bank incorporated under the Business Development Bank Act (Canada);

___	(c)	a loan corporation or trust corporation registered under the Loan and Trust Corporations Act (Ontario) or under the Trust and Loan Companies Act (Canada), or under comparable legislation in any other jurisdiction;

___	(d)	a co-operative credit society, credit union central, federation of caisses populaires, credit union or league, or regional caisse populaire, or an association under the Cooperative Credit Associations Act (Canada), in each case, located in Canada;

___	(e)	a company licensed to do business as an insurance company in any jurisdiction;

___	(f)	a subsidiary of any company referred to in paragraph (a), (b), (c), (d) or (e), where the company owns all of the voting shares of the subsidiary;

___	(g)	a person or company registered under the Securities Act (Ontario) or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

___	(h)	the government of Canada or of any jurisdiction, or any crown corporation, instrumentality or agency of a Canadian federal, provincial or territorial government;

___	(i)	any Canadian municipality or any Canadian provincial or territorial capital city;

___	(j)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any instrumentality or agency thereof;

___	(k)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

___	(l)	a registered charity under the Income Tax Act (Canada);

___	(m)	an individual who beneficially owns, or who together with a spouse beneficially own, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000;

___	(n)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

___	(o)	an individual who has been granted registration under the Securities Act (Ontario) or securities legislation in another jurisdiction as a representative of a person or company referred to in paragraph (g), whether or not the individual’s registration is still in effect;

___	(p)	a promoter of the issuer or an affiliated entity of a promoter of the issuer;

___	(q)	a spouse, parent, grandparent or child of an officer, director or promoter of the issuer;

___	(r)	a person or company that, in relation to the issuer, is an affiliated entity or a person or company referred to in clause (c) of the definition of distribution in subsection 1(1) of the Securities Act (Ontario);

___	(s)	an issuer that is acquiring securities of its own issue;

___	(t)	a company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as reflected in its most recently prepared financial statements;

___	(u)	a person or company that is recognized by the Ontario Securities Commission as an accredited investor;

___	(v)	a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities only to persons or companies that are accredited investors;

___	(w)	a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities under a prospectus for which a receipt has been granted by the Director (as defined in the Securities Act (Ontario));

___	(x)	a managed account if it is acquiring a security that is not a security of a mutual fund or non-redeemable investment fund;

___	(y)	an account that is fully managed by a trust corporation registered under the Loan and Trust Corporations Act (Ontario);

___	(z)	an entity organized outside of Canada that is analogous to any of the entities referred to in paragraphs (a) through (g) and paragraph (k) in form and function; and

___	(aa)	a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

NOTE: The investor should initial beside the portion of the above definition applicable to it.

For the purposes hereof:

(a)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(b)	“control person” means any person, company or combination of persons or companies holding a sufficient number of any securities of the issuer to affect materially the control of the issuer but any holding of any persons, company or combination of persons or companies holding more than 20% of the outstanding voting securities of the issuer, in the absence of evidence to the contrary, shall be deemed to affect materially the control of the issuer;

(c)	“director” where used in relation to a person, includes a person acting in a capacity similar to that of a director of a company;

(d)	“entity” means a company, syndicate, partnership, trust or unincorporated or organization;

(e)	“financial assets” means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the Securities Act (Ontario);

(f)	“individual” means a natural person, but does not include a partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust or a natural person in his or her capacity as trustee, executor, administrator or other legal personal representative;

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(g)	“managed account” means an investment portfolio account of a client established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client’s express consent to a transaction;

(h)	“mutual fund” includes an issuer of securities that entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the securities;

(i)	“non-redeemable investment fund” means an issuer:

(i)	whose primary purpose is to invest money provided by its securityholders;

(ii)	that does not invest for the purpose of exercising effective control, seeking to exercise effective control, or being actively involved in the management of the issuers in which it invests, other than other mutual funds or non-redeemable investment funds; and

(iii)	that is not a mutual fund;

(j)	“officer” means the chair, any vice-chair of the board of directors, the president, any vice president, the secretary, the assistant secretary, the treasurer, the assistant treasurer, and the general manager of a company, and any other person designated an officer of a company by-law or similar authority, or any individual acting in a similar capacity on behalf of the issuer;

(k)	“person” means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative;

(l)	“portfolio adviser” means

(i)	a portfolio manager; or

(ii)	a broker or investment dealer exempted from registration as an adviser under subsection 148(1) of the Regulation if that broker or investment dealer is not exempt from the by-laws or regulations of The Toronto Stock Exchange or the Investment Dealers’ Association of Canada referred to in that subsection;

(m)	“promoter” means (a) a person or company who, acting alone or in conjunction with one or more other persons, companies or a combination thereof, directly or indirectly, has taken the initiative in founding, organizing or substantially reorganizing the business of the issuer, or (b) a person or company who, in connection with the founding, organizing or substantial reorganizing of the business of the issuer, directly or indirectly, received in consideration of services or property, or both services and property, 10% or more of any class of securities of the issuer or 10% or more of the proceeds from the sale of any class of securities of a particular issue, but a person or company who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter within the meaning of this definition if such person or company does not otherwise take part in founding, organizing or substantially reorganizing the business;

(n)	“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets;

(o)	“spouse” in relation to an individual, means another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage;

Affiliated Entities, Control and Subsidiaries

1.	A person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

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2.	A person or company is considered to be controlled by a person or company if

(a)	in the case of a person or company,

(i)	voting securities of the first mentioned person or company carrying more than 50% of the votes for the election of directors are held, otherwise than by way of security only, by or for the benefit of, the other person or company, and

(ii)	the votes carried by the securities are entitled, if exercised, to elect a majority of the directors of the first-mentioned person or company;

(b)	in the case of a partnership that does not have directors, other than a limited partnership, the second-mentioned person or company holds more than 50% of the interests in the partnership; or

(c)	in the case of a limited partnership, the general partner is the second-mentioned person or company.

3.	A person or company is considered to be a subsidiary entity of another person or company if

(a)	it is controlled by,

(i)	that other, or

(ii)	that other and one or more persons or companies each of which is controlled by that other, or

(iii)	two or more persons or companies, each of which is controlled by that other, or

(b)	it is a subsidiary entity of a person or company that is the other’s subsidiary entity.

All monetary references are in Canadian Dollars.

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EXHIBIT “3”

THE TORONTO STOCK EXCHANGE

PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

1.	DESCRIPTION OF TRANSACTION

(a)	Name of Issuer of the Securities - BAKBONE SOFTWARE INCORPORATED

(b)	Number and Class of Securities to be Purchased -

Common Shares of Bakbone Software Incorporated

(c)	Purchase Price: $0.88 (Canadian) per Common Share.

2.	DETAILS OF PURCHASER

(a)	Name of Purchaser -

(b)	Address -

(c)	Names and addresses of persons having a greater than 10% beneficial interest in the purchaser –

3.	RELATIONSHIP TO ISSUER

(a)	Is the purchaser (or any person named in response to 2(c) above) an insider of the issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider –

(b)	If the answer to (a) is “no”, are the purchaser and the issuer controlled by the same person or company? If so, give details.

4.	DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof -

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UNDERTAKING

TO:	The Toronto Stock Exchange

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of four months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation,whichever is longer, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

DATED AT	(Name of Purchaser)

(Authorized Signature)

this day of , 200	(Official Capacity)

(Please print here name of individual whose signature appears above, if different from name of purchaser printed above)

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APPENDIX

The following current directors of BakBone Software Incorporated were issued Common Shares and Warrants to purchase Common Shares pursuant to this form of Subscription for Units in the amounts indicated below:

	Common Shares Issued	Warrants Issued
Neil MacKenzie	113,600	56,800
Jeff Lawson	64,700	32,350
Archibald Nesbitt	100,000	50,000